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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported): . . . . . . . February 3, 1998



                                 STAFFMARK, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                         0-20971               71-0788538
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification  No.)



          302 East Millsap Road
          Fayetteville, Arkansas                                72703
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: . . . . . . . (501) 973-6000


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Item 5.  Other Events

         On February 3, 1998, StaffMark, Inc. (the "Company") released its financial results for the fiscal year ended December 31, 1997.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits. The following exhibits are filed with this Form 8-K:

                99.1     Press Release dated February 3, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  STAFFMARK, INC.
                                  (Registrant)

Date: February 23, 1998         By: /s/ Terry C. Bellora
                                    ---------------------------------
                                       Terry C. Bellora
                                       Chief Financial Officer



                                  EXHIBIT INDEX

99.1 Press Release dated February 3, 1998.